UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2005



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                        1-4626                 13-1534671
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(State or other jurisdiction of    (Commission File Number)        (IRS Employer
  incorporation)                                          Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (201) 842-0078



                                       N/A
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         (Former name or former address, if changed since last report)

Item 2.02         Results of Operations and Financial Conditions

                  On January 31, 2005, Harvey Electronics, Inc. (the "Company") issued an earnings release for fiscal year 2004. This release contained anticipated comparable store sales results and preliminary information pertaining to higher margin audio sales for the thirteen weeks ended January 29, 2005. Actual results may differ from these anticipated sales. A copy of the release is attached as Exhibit 99.1.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HARVEY ELECTRONICS, INC.


By: /s/ Joseph J. Calabrese
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Joseph J. Calabrese, Executive Vice President
Chief Financial Officer, Treasurer and Secretary


Date: January 31, 2005